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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 1998
                                                           -------------


               CSX Trade Receivables Corporation on behalf of the
                       CSXT Trade Receivables Master Trust
          (Issuer in respect of the CSXT Trade Receivables Master Trust
       6.00% Trade Receivables Participation Certificates, Series 1998-1)
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      33-67034                 59-3168541
           --------                      --------                 ----------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)           File No.)           Identification No.)


                         Route 688
                        P.O. Box 87
                     Doswell, Virginia                        23047
                     -----------------                        -----
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (804) 876-3220
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Item 5.        Other Events.

               The Registrant is filing the exhibit listed in Item 7 below.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               Exhibit 7.1   Monthly   Statement   for  the  6.00%   Trade
                             Receivables  Participation   Certificates,   Series
                             1998-1   with   respect   to  the  July  27,   1998
                             Distribution Date.


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                                   Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                          CSXT TRADE RECEIVABLES MASTER TRUST

                                    By:   CSX TRADE RECEIVABLES CORPORATION



                                          /s/ROBERT M. PEEBLES
                                          --------------------
                                          Robert M. Peebles
                                          Vice President-Accounting


Date:  August 7, 1998









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                                  EXHIBIT LIST
                                  ------------





Exhibit


7.1     Monthly  Statement  for  the  6.00%  Trade   Receivables   Participation
        Certificates,   Series   1998-1  with  respect  to  the  July  27,  1998
        Distribution Date